Exhibit 10.1

[***] CERTAIN INFORMATION HAS BEEN OMITTED BECAUSE IT IS BOTH NOT MATERIAL AND WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED

AMENDMENT NO. 2 TO

OPTION, LICENSE AND COLLABORATION AGREEMENT

This Amendment No. 2 (this “Amendment No. 2”) to the Option, License and Collaboration Agreement, dated as of May 27, 2020, as amended as of November 17, 2021 (collectively, the “Agreement”), is entered into as of May 12, 2023 (the “Amendment No. 2 Execution Date”), by and between Gilead Sciences, Inc. (“Gilead”), and Arcus Biosciences, Inc. (“Arcus”). Capitalized terms used and not otherwise defined herein shall have the meanings given such terms in the Agreement to the extent defined therein.

Whereas, Gilead and Arcus entered into the Agreement, pursuant to which, among other things, Gilead has an Option to collaborate with and license intellectual property from Arcus with respect to each Arcus Program and an option to collaborate with and license intellectual property from Arcus with respect to each Target Program;

Whereas, the Parties agree to collaborate on certain New Target Programs (as defined below) with respect to two (2) initial Targets in the Inflammation Therapeutic Area (as defined below), and the Parties will collaborate to identify and may add up to two (2) additional Targets, the first of which would be applicable to Molecules and products in the Inflammation Therapeutic Area, and the second of which would be applicable to Molecules and products in the Inflammation Therapeutic Area or the Oncology Therapeutic Area (as defined below) subject to the terms and conditions of the Agreement (as modified by this Amendment No. 2); and

Whereas, in connection with this collaboration, the Parties desire to modify certain of Gilead’s option rights and financial obligations under the Agreement with respect to programs directed to the selected New Targets (as defined below).

Now, Therefore, in consideration of the mutual promises and assurances contained in the Agreement and this Amendment No. 2, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Parties hereby agree as follows:

1.
Definitions. Section 1 of the Agreement is hereby amended to add the following new definitions:

“Development Candidate Criteria” means, collectively, with respect to each New Target, the criteria that will inform [***] whether a lead Arcus Molecule in the applicable New Target Program will be [***], which criteria are set forth in the New Target R&D Plan for the New Target Program for such New Target. As of the Amendment No. 2 Execution Date, the Development Candidate Criteria for each of the Initial New Targets are as set forth on Exhibit A to this Amendment No. 2.

“Indication” means, with respect to each Royalty D Program, a distinct disease or condition that an Optioned Product in such Royalty D Program (a) that is the subject of one or more Clinical Trial(s) is intended to treat or prevent in such Clinical Trial(s), or (b) can be used to treat or prevent, which use is the subject of separate Regulatory Approvals for a distinct labeling supported by data from at least one Phase 3 Clinical Trial not previously submitted to the applicable Regulatory Authority. For clarity, (i) subpopulations of patients with a primary disease or condition separate from each other, however stratified, shall not be deemed to be separate “Indications” for the purposes of this Agreement, including stratification by particular combinations of symptoms associated with the primary disease or condition, family history, clinical history, phenotype, age (e.g. adult and pediatric) or other stratification (including any and all variants, sub-divisions or sub-classifications), and (ii) (A) different stages or progression (including precursor condition), (B) different prior treatment courses or responses to prior treatment, or (C) different lines of treatment, [***].

“Inflammation Therapeutic Area” means the diagnosis, prevention, palliation, control or treatment of inflammatory or autoimmune diseases, disorders or conditions in humans and animals.

“JRC” means (a) with respect to a New Target Program for a New Target in the Inflammation Therapeutic Area, the joint research committee to be established by the Parties promptly after the Amendment No. 2 Execution Date, and (b) with respect to a New Target Program for a New Target in the Oncology Therapeutic Area, the joint research committee established by the Parties under this Agreement prior to the Amendment No. 2 Execution Date, in each case (a) and (b), with such responsibilities as may be specifically assigned to such committee under this Agreement or allocated to it by the Parties’ written agreement.

“Major EU Market” means each of the following countries: [***].

“New Target” means, subject to Section 3.1(c)(iv), each Initial New Target or Additional New Target.

“New Target Option Exercise Period” means (a) with respect to a New Target Program for an Initial New Target, (i) in the event of Non-Extension, the Initial Option Exercise Period for such New Target Program, and (ii) in the event of New Target Option Extension, one (1) continuous period commencing on the first date of the Initial Option Exercise Period for such New Target Program and ending on the last date of the Extended Option Exercise Period for such New Target Program, and (b) with respect to a New Target Program for an Additional New Target, the Initial Option Exercise Period for such New Target Program.

“New Target Program” means, with respect to each New Target, any program, [***], with respect to such New Target, including any Arcus Molecules Directed To such New Target, any Related Arcus Molecules with respect to such Arcus Molecules, and any Arcus Products containing such Arcus Molecules or such Related Arcus Molecules, Controlled by Arcus or any of its Affiliates that exists as of the Amendment No. 2 Execution Date or thereafter comes into existence at any time prior to the end of the Collaboration Term, other than an Optioned Program or Excluded Arcus Program, [***].

“New Target R&D Plan” means, with respect to each New Target Program, the plan for the Arcus R&D Activities with respect to such New Target Program [***]. For purposes of this Agreement, the Development Candidate Criteria for a given New Target as set forth on Exhibit A to this Amendment No. 2, and the TCT Criteria for such New Target as set forth on Exhibit B to this Amendment No. 2, shall hereby be deemed to be incorporated into the New Target R&D Plan for the New Target Program for such New Target, as such Development Candidate Criteria or TCT Criteria, as applicable, may be amended from time to time pursuant to Section 3.1(c)(ii)(C).

“New Target Subject Matter Expert” means, with respect to an Optioned GLP Initial New Target Program, (a) for Development matters, including Manufacturing in support thereof, for such Optioned GLP Initial New Target Program, with respect to Arcus, its [***] (or his or her designee) and, with respect to Gilead, its [***] (or his or her designee), and (b) for Commercialization matters, including Manufacturing in support thereof, for such Optioned GLP Initial New Target Program, with respect to Arcus, its [***] (or his or her designee) and, with respect to Gilead, its [***] (or his or her designee). Each Party may change its respective New Target Subject Matter Expert upon written notice to the other Party with another representative of equivalent seniority, knowledge and expertise.

“Non-Extension” means, with respect to a New Target Program for an Initial New Target, the situation where Gilead does not deliver an Initial Option Exercise Notice, and does not deliver a New Target Option Extension Notice, for such New Target Program prior to the expiration of the Initial Option Exercise Period for such New Target Program.

“Oncology Therapeutic Area” means the diagnosis, prevention, palliation, control or treatment of diseases, disorders or conditions in the oncology field in humans and animals.

“Phase 3 Clinical Trial” means a Clinical Trial of an Optioned Product on a sufficient number of subjects that is designed to establish that a pharmaceutical product is safe and efficacious for use in a particular Indication, and to determine warnings, precautions, and adverse reactions that are associated with such pharmaceutical product in the dosage range to be prescribed, which Clinical Trial is intended to support Regulatory Approval of such product, as described in 21 C.F.R. 312.21(c) (as amended or any replacement thereof), or a similar clinical study prescribed by the Regulatory Authorities in a foreign country.

“Therapeutic Area” means each of the Inflammation Therapeutic Area and Oncology Therapeutic Area.

2.
Amendments to Definitions.

(a) The definition of “Royalty A Programs” is hereby deleted in its entirety and replaced with the following:

““Royalty A Program” means each of: (i) the PD-1 Program; (ii) all New Target Programs on which Gilead both (x) elects New Target Option Extension and (y) exercises the New Target Option during the applicable Extended Option Exercise Period (i.e., after the Initial Option Exercise Period portion of the applicable Option Exercise Period); (iii) all Optioned GLP Initial New Target Programs on which Arcus has exercised the Profit Share Option; and (iv) all other Optioned Programs, except for, in the case of this clause (iv), (A) the 2021 Optioned Programs, (B) the Optioned Target Programs for which Gilead exercises its option prior to the expiration of the applicable Selected Target Option Exercise Window, (C) the Optioned GLP Initial New Target Programs on which Arcus has not exercised the Profit Share Option and (D) the Optioned New Target Programs for an Additional New Target on which Gilead exercises the New Target Option during the applicable Initial Option Exercise Period.”

(b) The definition of “Royalty C Programs” is hereby deleted in its entirety and replaced with the following:

““Royalty C Program” means each of (i) all Optioned Target Programs for which Gilead exercises its option prior to expiration of the applicable Selected Target Option Exercise Window, and (ii) all Optioned New Target Programs for an Additional New Target on which Gilead exercises the New Target Option during the applicable Initial Option Exercise Period.”

(c) Section 8.3(b)(vii)(A) of the Agreement is hereby deleted in its entirety and replaced with the following:

“(A) With respect to an Arcus Program other than an Acquired Arcus Program that constitutes an Arcus Program upon acquisition, except as otherwise specified in clause (B) below, the Clinical Trial(s) sponsored by Arcus and approved by the JSC as the Triggering Clinical Trial for such Arcus Molecule, which Clinical Trial(s) shall be consistent with the TCT Criteria. The “TCT Criteria” for an Arcus Program (whether such Arcus Program is a New Target Program or not) for a New Target or Replaced Target (x) in the Inflammation Therapeutic Area are as set forth on Exhibit B to Amendment No. 2 or (y) not in the Inflammation Therapeutic Area are as set forth in Schedule 8.3(b)(vii);”

(d) The following is hereby added to the Agreement as a new Section 8.3(b)(ix):

““Triggering Clinical Trial” means, for an Optioned Molecule in an Optioned GLP Initial New Target Program for an Initial New Target, the Clinical Trial(s) for such Optioned Molecule that are consistent with the TCT Criteria for the applicable Initial New Target as set forth in Section 8.3(b)(vii)(A). [***].”

(e) Solely with respect to an Arcus Program (whether such Arcus Program is a New Target Program or not) for a New Target or Replaced Target in the Inflammation Therapeutic Area or with respect to an Optioned GLP Initial New Target Program, the definition of “Qualifying Data Package” is hereby deleted in its entirety and replaced with the following:

““Qualifying Data Package” means, with respect to an Arcus Program (whether such Arcus Program is a New Target Program or not) for a New Target or Replaced Target in the Inflammation Therapeutic Area or with respect to an Optioned GLP Initial New Target Program, a downloadable copy of each item set forth on Exhibit C to this Amendment No. 2, delivered via a Data Room.”

3.
Arcus R&D Activities. Section 3.1(a) of the Agreement is hereby deleted in its entirety and replaced with the following:

“(a) Arcus shall be solely responsible, in its discretion and at its sole cost and expense, for conducting all (i) Pre-Program Activities and (ii) Development activities with respect to Arcus Programs, including, in each case ((i) and (ii)) (as applicable), all applicable pre-clinical and non-clinical research activities, regulatory activities (including filing INDs) and clinical activities (collectively, the “Arcus R&D Activities”), except to the extent otherwise agreed by the Parties in writing, set forth in this Agreement or as set forth in Section 3.1(b) and Section 3.1(c). For purposes of this Agreement, each New Target Program for an Initial New Target for which Gilead has delivered the New Target Option Extension Notice prior to the expiration of the applicable Initial Option Exercise Period shall be deemed an Arcus Program from and after the date [***], and shall thereafter be subject to all of the terms and conditions of the Agreement applicable to Arcus Programs.”

4.
Addition of New Target Activities. The following is hereby added to the Agreement as a new Section 3.1(c):

“(c) New Target Activities.

(i) New Targets.

(A) The two (2) initial New Targets in the Inflammation Therapeutic Area mutually agreed by the Parties as of the Amendment No. 2 Execution Date are [***] and [***] (each, an “Initial New Target”).

(B) Notwithstanding Section 2.5(b)(i)(B), [***] following the Amendment No. 2 Execution Date, the Parties will collaborate to identify up to two (2) additional Targets and the Therapeutic Area for each such additional Target, in each case as may be mutually agreed by the Parties in writing (each, an “Additional New Target”); [***].

(ii) New Target R&D Plans.

(A)
Attached to Amendment No. 2 as Exhibit D is the New Target R&D Plan for each Initial New Target.
(B)
[***] following the Amendment No. 2 Execution Date, if the Parties mutually agree upon an Additional New Target, the Parties shall promptly confer, through the JRC, and discuss in good faith the New Target R&D Plan (including, for clarity, the Development Candidate Criteria and, if such Additional New Target is in the Inflammation Therapeutic Area, the TCT Criteria) for such Additional New Target. [***].
(C)
If either Party proposes any amendment to any New Target R&D Plan (including the Development Candidate Criteria or TCT Criteria incorporated therein) prior to the expiration of the applicable New Target Option Exercise Period, the Parties shall promptly confer through the JRC or JDC, as applicable, and consider such proposed amendment. Notwithstanding anything to the contrary in this Agreement (including Section 2.5(b)(i)(B)), [***]. If either Party proposes any amendment to any New Target R&D Plan (excluding amendments to the Development Candidate Criteria or TCT Criteria incorporated therein, which shall be addressed as described immediately above) prior to the expiration of the applicable New Target Option Exercise Period, the Parties shall promptly confer through the JRC or JDC, as applicable, and consider such proposed amendment. The Parties will use good faith efforts to reach mutual agreement on such proposed amendment. [***]. For clarity, the foregoing clause (z) is not intended, and shall not be construed, to limit or otherwise affect anything set forth in Section 3.3(c).

(D)
For each New Target Program for an Additional New Target, Arcus shall notify Gilead in writing promptly after Arcus’ initiation of Arcus R&D Activities for such New Target Program in accordance with the applicable New Target R&D Plan.

(iii) New Target Activities. Notwithstanding anything to the contrary in this Agreement (including Section 2.5(b)(i)(B)), Arcus shall use commercially reasonable efforts to conduct Arcus R&D Activities with respect to each New Target Program from prompt initiation of research activities and establishment of such New Target Program through [***]. The Parties agree that the conduct of the Arcus R&D Activities for each New Target Program shall be overseen by the JRC, except in the event of New Target Option Extension for a New Target Program for an Initial New Target, after which the conduct of the Arcus R&D Activities for such New Target Program shall be overseen by the JDC.

(iv) Replacement of New Targets.

(A) For each New Target Program, promptly upon [***], Arcus shall deliver to Gilead a written notice including instructions and credentials with which Gilead may access a Data Room containing all data and information arising from all Pre-Program Activities, including [***], performed with respect to such New Target Program up to the date of such completion (such information package, an “Assessment Data Package”). For each New Target Program, during the period of time commencing on the date on which Gilead receives a complete Assessment Data Package for such New Target Program and ending [***] days thereafter (“Data Package Evaluation Period”), Gilead shall have a one-time right to replace, at no cost, the applicable New Target (such right, a “Replacement Right” for such New Target), which shall be deemed exercised when (1) Gilead provides a written notice to Arcus prior to expiration of the Data Package Evaluation Period [***].

(B) [***].

(C) Effective as of the Parties’ written mutual agreement upon the prospective replacement Target, the Parties shall promptly confer, through the JRC, and discuss in good faith the New Target R&D Plan (including the Development Candidate Criteria and, if such prospective replacement Target is in the Inflammation Therapeutic Area, TCT Criteria) for the prospective New Target Program for such prospective replacement Target. If the Parties mutually agree upon the New Target R&D Plan for such prospective replacement Target in writing, effective upon such mutual agreement, (1) the replaced Target (“Replaced Target”) will no longer be deemed a New Target under this Agreement, (2) the New Target Program for such Replaced Target will become an Excluded Arcus Program pursuant to Section 8.3(b)(ii)(A), (3) such prospective replacement Target will be deemed as (I) an Initial New Target if such Replaced Target was an Initial New Target or (II) an Additional New Target if such Replaced Target was an Additional New Target, and (4) Gilead shall have no further

Replacement Right under this Section 3.1(c)(iv) with respect to such replacement New Target. [***].

(D) For each New Target Program, if an Initial Data Package and [***] are delivered to Gilead pursuant to Section 3.1(c)(v) prior to delivery of an Assessment Data Package for such New Target Program, Gilead’s Replacement Right for the applicable New Target shall expire concurrently with the expiration of the Initial Option Exercise Period for such New Target Program.

(v) Delivery of New Target Data Packages. With respect to each New Target Program, following [***], Arcus shall promptly deliver to Gilead (A) a written notice including instructions and credentials with which Gilead may access a Data Room containing the [***] to the extent then existing with respect to such New Target Program (such information package, an “Initial Data Package”), and (B) [***]. In the event of New Target Option Extension with respect to a New Target Program for an Initial New Target, Arcus shall deliver the Qualifying Data Package with respect to such New Target Program in accordance with Section 3.3(d) or 8.3(b)(vi).

(vi) New Target R&D Plan Amendment in the Event of New Target Option Extension. Upon Arcus’ receipt of the New Target Option Extension Notice for a New Target Program for an Initial New Target, the Parties shall promptly confer, through the JDC, discuss any changes to the [***]. For clarity, the foregoing clause (y) is not intended, and shall not be construed, to limit or otherwise affect anything set forth in Section 3.3(c).

(vii) Material Transfer. If and to the extent requested by Gilead, Arcus shall provide to Gilead an amount of chemical or biological materials that have been, are being, or are proposed to be studied by Arcus with respect to any New Target for pre-clinical and non-clinical studies to be performed by Gilead in Gilead’s sole discretion. Any such material transfer shall be made pursuant to the terms of Section 3.5(d) of this Agreement.

(viii) CMO Selection. [***].

(ix) Initiation of [***] Studies. With respect to each New Target Program in the Inflammation Therapeutic Area, Arcus shall use good faith efforts to initiate [***] studies for the first Arcus Molecule in such New Target Program within [***] (or such other period as may be mutually agreed by the Parties) following the delivery by Gilead of the New Target Option Extension Notice for such New Target Program.”

5.
New Target Activity Reports. Solely with respect to each New Target Program, Section 3.3(a) of the Agreement is hereby deleted in its entirety and replaced with the following:

“(a) For each New Target Program, prior to the expiration of the applicable New Target Option Exercise Period, Arcus shall keep Gilead reasonably informed, via the JRC or JDC, as applicable, regarding the progress and results of Arcus R&D Activities for such New Target Program by providing quarterly reports in reasonable detail of progress and results versus goals (as such goals are set forth in the applicable New Target R&D Plan) and, at

Gilead’s reasonable request (made no more frequently than [***]) copies of any then-available information, results and materials with respect to such Arcus R&D Activities or New Target Program.”

6.
Triggering Clinical Trial Determination Process. Solely with respect to each Arcus Program (whether such Arcus Program is a New Target Program or not) for a New Target or Replaced Target in the Inflammation Therapeutic Area, Section 3.3(c)(i) of the Agreement is hereby deleted in its entirety and replaced with the following:

“(i) In addition to the information shared pursuant to Section 3.3(a) and 3.3(b), as soon as Arcus in good faith believes a Clinical Trial for an Arcus Product would constitute the Triggering Clinical Trial with respect to the applicable Arcus Program, and no later than [***] days before the Initiation of such Clinical Trial, Arcus shall notify the JDC, JSC and Gilead. If Gilead in good faith believes a Clinical Trial to be conducted by Arcus would constitute the Triggering Clinical Trial with respect to the applicable Arcus Program, then Gilead shall have the right to notify the JDC, JSC and Arcus. Upon such notice by Arcus or Gilead pursuant to the foregoing two sentences, [***]. No later than [***] days before the Initiation of such Clinical Trial, Arcus shall [***] (such information with respect to a given Arcus Program, a “TCT Determination Package”) and (B) provide the JDC, JSC and Gilead with instructions and credentials with which each JDC member, JSC member and other Gilead designated employees may access the TCT Determination Package for such Arcus Program.”

7.
New Target Option. Solely with respect to each New Target Program, Section 8.3(a) is hereby deleted in their entirety and replaced by the following:

“(a) New Target Option Rights. For each New Target Program, subject to Section 8.3(d), Arcus hereby grants to Gilead an exclusive option to obtain the exclusive licenses and other rights described in Section 8.4 with respect to each New Target Program (each, a “New Target Option”).”

8.
New Target Option Exercise. Solely with respect to each New Target Program, Sections 8.3(b)(i)-(vi) are hereby deleted in their entirety and replaced by the following:

“(b) New Target Option Exercise.

(i) With respect to each New Target Program, during the period commencing on the date of the Parties’ mutual agreement upon the applicable New Target (for clarity, which date shall be the Amendment No. 2 Execution Date for the Initial New Targets) and ending on the latest of (A) [***] days after the date on which Arcus has delivered to Gilead a complete Initial Data Package and [***], (B) if applicable, [***] Business Days after a determination pursuant to [***] that an Initial Data Package for such New Target Program has been delivered, and (C) if applicable, [***] Business Days after a determination pursuant to [***] (such period, “Initial Option Exercise Period”), Gilead shall have the right to, in its sole discretion, (x) exercise the applicable New Target Option by providing Arcus written notice thereof (“Initial Option Exercise Notice”), and (y) solely with respect to any New Target Program for an Initial New Target, elect to extend the Initial Option Exercise Period for such New Target Program to end on [***] days after the date on which Arcus has delivered to Gilead a complete Qualifying Data Package with respect to such New Target Program and (2) if applicable, [***] Business Days after a determination pursuant to [***] that a Qualifying Data Package for such New Target

Program has been delivered (such period commencing on the expiration of the Initial Option Exercise Period and ending upon the expiration of the extended Initial Option Exercise Period, “Extended Option Exercise Period”) by providing Arcus written notice thereof (“New Target Option Extension Notice”), in each case ((x) and (y)), prior to the expiration of such Initial Option Exercise Period. If Gilead provides Arcus a New Target Option Extension Notice for a New Target Program for an Initial New Target prior to the expiration of the applicable Initial Option Exercise Period, then, during the applicable Extended Option Exercise Period, Gilead shall have the right to exercise the applicable New Target Option by providing Arcus written notice thereof prior to the expiration of such Extended Option Exercise Period (such notice or the Initial Option Exercise Notice, a “New Target Option Exercise Notice”).

(ii) (A) If the Parties mutually agree in writing upon a replacement New Target in accordance with Section 3.1(c)(iv), effective as of such mutual agreement, all Arcus Molecules in the New Target Program for the applicable Replaced Target shall become Excluded Arcus Molecules and such New Target Program shall become an Excluded Arcus Program, (B) in the event of Non-Extension for a New Target Program for an Initial New Target, effective as of the expiration of the applicable Initial Option Exercise Period, all Arcus Molecules in such New Target Program shall become Excluded Arcus Molecules and such New Target Program shall become an Excluded Arcus Program, and (C) in the event of New Target Option Extension with respect to a New Target Program for an Initial New Target, if Gilead does not exercise the New Target Option for such New Target Program during the applicable Extended Option Exercise Period, then effective immediately after the end of such Extended Option Exercise Period, all Arcus Molecules in such New Target Program shall become Excluded Arcus Molecules and such New Target Program shall become an Excluded Arcus Program; provided that, in each case ((A), (B) and (C)), (x) any Acquired Arcus Program acquired after the date on which such New Target Program becomes an Excluded Arcus Program pursuant to the foregoing (including any Acquired Arcus Program comprising Molecules Directed To the same New Target for such New Target Program) shall be deemed a distinct Arcus Program from such New Target Program, and Gilead shall have an Option with respect thereto pursuant to Section 8.3(a), and (y) if such New Target Program comprises any [***] and the JDC determines [***], then [***]. In the event Gilead does not deliver an Initial Option Exercise Notice for a New Target Program for an Additional New Target prior to the expiration of the Initial Option Exercise Period for such New Target Program, effective as of the expiration of the applicable Initial Option Exercise Period, such New Target Program shall cease to be a New Target Program and shall be deemed an Arcus Program from and after the date on which at least one (1) Molecule included in such New Target Program becomes the subject of an IND filed with a Regulatory Authority in any jurisdiction, and shall thereafter be subject to all of the terms and conditions of the Agreement applicable to Arcus Programs, including Gilead’s right to exercise the Option with respect to such New Target Program pursuant to Section 8.3; provided that, for clarity, [***].

(iii) If Gilead exercises the New Target Option for a New Target Program during the applicable New Target Option Exercise Period, (A) the option closing process set forth in Sections 8.3(c), (d) and (e) applicable to an Arcus Program shall apply to such New Target Program, mutatis mutandis, and (B) from and after the Option Exercise Closing (or, if there is more than one (1) closing for such New Target Program, the Initial Option Closing), such New Target Program shall be deemed an Optioned Program (each, an “Optioned New Target Program”) and shall thereafter be subject to all of the terms and conditions of this Agreement applicable to Optioned New Target Programs.

(iv) During the New Target Option Exercise Period for each New Target Program, Gilead may reasonably request information with respect to such New Target Program that is not otherwise included in the Initial Data Package, Qualifying Data Package or [***], as applicable (including in connection with Gilead’s review of the Arcus Option Schedule of Exceptions for such New Target Program delivered pursuant to Section 8.3(c)(ii)), and to the extent that the information reasonably requested by Gilead is at such time reasonably available, Arcus shall make full, accurate and timely responses to such requests.

(v) If Gilead exercises the New Target Option with respect to any New Target Program that is also an Acquired Arcus Program, then the Parties shall attach an Existing Arcus Third Party Obligations Schedule with respect to such Acquired Arcus Program in accordance with Section 4.1(c) and Section 8.11.

(vi) With respect to each New Target Program, at any time prior to the expiration of the applicable New Target Option Exercise Period, Gilead shall have the right to deliver to Arcus a written notice indicating that Gilead desires to explore whether to exercise the New Target Option for such New Target Program. Within [***] days after such written notice from Gilead, Arcus shall deliver to Gilead, with respect to such New Target Program, (A) a written notice including instructions and credentials with which Gilead may access a Data Room containing the data and information (existing and available as of the date of Arcus’s notice) with respect to such New Target Program that would be required to be included in (x) an Initial Data Package, if such notice is delivered during the applicable Initial Option Exercise Period, or (y) a Qualifying Data Package, if such notice is delivered during the applicable Extended Option Exercise Period, and (B) [***]. If the data and information delivered by Arcus under the foregoing clause (A) do not constitute an Initial Data Package or a Qualifying Data Package, as applicable, as determined by the JSC in accordance with the terms of this Agreement, then Arcus shall supplement such data and information with data and information required to be included in an Initial Data Package or a Qualifying Data Package, as applicable, promptly upon such data and information becoming available. If the information delivered by Arcus under the foregoing clause (B) does not constitute an [***] as mutually agreed by the Parties or as determined pursuant to Section 15.1(b) or 15.2(a), then Arcus shall supplement such information with information required to be included in an [***] promptly upon such information becoming available. Following receipt of Arcus’s written notice with respect to the applicable Data Room or delivery of the [***], as applicable, Gilead shall have the right to reasonably request additional information with respect to the applicable New Target Program in accordance with Section 8.3(b)(iv).”

9.
Use and Disclosure of New Target Program Materials. Each instance of the term [***] in Section 8.3(b)(viii) is hereby deleted and replaced with [***]. Each instance of the term [***] in Section 8.3(b)(viii) is hereby deleted and replaced with [***].
10.
Activities for Optioned New Target Programs.
(a)
Solely with respect to each Optioned New Target Program for an Initial New Target on which Gilead exercises the New Target Option during the applicable Initial Option Exercise Period (each, an “Optioned GLP Initial New Target Program”), the first paragraph of Section 2.5(b)(ii)(B) is hereby deleted in its entirety and replaced by the following:

“(B) Escalation Procedure. Either Party may refer such dispute to the applicable New Target Subject Matter Experts for each Party. Following such referral, such New Target Subject Matter Experts shall attempt to reach consensus on such dispute during a period of [***] Business Days thereafter, and any final decision agreed to in writing by the New Target Subject Matter Experts with respect to such dispute shall be binding on the Parties. If such New Target Subject Matter Experts cannot reach consensus on any such dispute within such period, then such dispute shall be decided in accordance with the remainder of this Section 2.5(b)(ii)(B).”

(b)
Solely with respect to each Optioned GLP Initial New Target Program, (i) each instance of the term [***] in clauses (1) of Section 2.5(b)(ii)(B) and in Section 2.5(b)(ii)(C) is hereby deleted and replaced with [***] and (ii) each instance of the term [***] in clause (1) of Section 2.5(b)(ii)(B) is hereby deleted.
(c)
Solely with respect to each Optioned GLP Initial New Target Program, each instance of the term [***] in Section 3.5(c) is hereby deleted and replaced with [***].”
(d)
The following is hereby added to the Agreement as a new Section 3.5(c)(iii)(D):

“(D) Notwithstanding anything to the contrary in Section 3.5(c)(iii)(A), for each Gilead Combination containing or involving at least one (1) Optioned Molecule Directed To a New Target or Replaced Target in the Inflammation Therapeutic Area, which Optioned Molecule is not within any Optioned GLP Initial New Target Program, Arcus shall be responsible for [***], and Gilead shall be responsible for [***]. Upon Gilead’s request, the Parties shall promptly work together through the JDC to prepare and submit to [***] for review and approval the initial development plan and budget for a Gilead Combination (“Gilead Combination Plan and Budget”). The Gilead Combination Plan and Budget shall contain all information that is required for an R&D Plan and Budget, mutatis mutandis, with respect the applicable Gilead Combination. Once approved by [***], a Gilead Combination Plan and Budget shall [***].”

(e)
The following is hereby added to the Agreement as a new Section 3.5(c)(iii)(E):

“(E) Notwithstanding anything to the contrary in Section 3.5(c)(iii)(B), for each Arcus Combination containing or involving at least one (1) Optioned Molecule Directed To a New Target or Replaced Target in the Inflammation Therapeutic Area, which Optioned Molecule is not within any Optioned GLP Initial New Target Program, Arcus shall be responsible for [***], and Gilead shall be responsible for [***]; provided, further, that the Combination Development Plan for such Arcus Combination shall contain all information that is required for an R&D Plan and Budget, mutatis mutandis, with respect to such Arcus Combination (such Combination Development Plan, “Combination Development Plan and Budget”). Notwithstanding anything to the contrary in this Agreement, for the purposes of estimating and calculating Research and Development Costs for any such Arcus Combination, the applicable Combination Development Plan and Budget that has been approved by [***] shall constitute the R&D Plan and Budget or Global Manufacturing Plan and Budget, as applicable, for the applicable Arcus Combination.”

(f)
Solely with respect to each Gilead Combination containing or involving at least one (1) Optioned Molecule Directed To a New Target or Replaced Target in the Inflammation Therapeutic Area, Section 3.5(c)(iv)(A) is hereby deleted in its entirety and replaced by the following:

“For each Gilead Combination containing or involving at least one (1) Optioned Molecule Directed To a New Target or Replaced Target in the Inflammation Therapeutic Area, [***].”

(g)
The following is hereby added to the Agreement as a new Section 3.5(c)(vi)(D):

“(D) Notwithstanding anything to the contrary herein, for each Optioned Combination that is a Combination Product, if such Optioned Combination contains Optioned Molecules that are [***], then the Royalties owed to Arcus with respect to such Combination Product shall be [***].”

(h)
The following is hereby added to the Agreement as a new Section 4.7(e):

“(e) Solely with respect to each Optioned GLP Initial New Target Program, except to the extent set forth in Section 4.12(a), Arcus shall be deemed to have delivered the Opt-Out Notice for such Optioned GLP Initial New Target Program pursuant to Section 4.7(a) upon Arcus’ receipt of applicable New Target Option Exercise Notice; provided, however, that [***].”

(i)
The following is hereby added to the Agreement as a new Section 4.11:

“4.11 R&D Activities for Optioned GLP Initial New Target Programs. Notwithstanding anything to the contrary in this Agreement, with respect to each Optioned GLP Initial New Target Program, (a) as between the Parties, [***] and (d) Gilead shall use good faith efforts to initiate [***] studies for the first Optioned Molecule in such Optioned GLP Initial New Target Program within [***] days (or such other period as may be mutually agreed by the Parties) following the Option Exercise Closing (or, if there is more than one (1) closing for the applicable New Target Option, the Initial Option Closing) for such Optioned GLP Initial New Target Program.”

(j)
The following is hereby added to the Agreement as a new Section 4.12:

“4.12 Profit Share for Optioned GLP Initial New Target Programs.

(a) For each Optioned GLP Initial New Target Program, during the period (“Profit Share Option Exercise Period”) commencing on the Completion Date of the first Triggering Clinical Trial for the first Optioned Molecule in such Optioned GLP Initial New Target Program to achieve such event and ending [***] days (or such other period of time as may be mutually agreed by the Parties in writing) after the date on which Gilead has delivered to Arcus [***], Arcus shall have the one-time right, subject to its payment of the applicable Profit Share Option Exercise Fee, to elect to share all Operating Profits and all Operating Losses (as applicable) for the Shared Territory for Optioned Products in such Optioned GLP Initial New Target Program (such right, “Profit Share Option”) by written notice to Gilead (“Profit Share Notice”). Effective as of the delivery of the Profit Share Notice for an Optioned GLP Initial New Target Program to Gilead, (A) notwithstanding anything to the contrary in this Agreement (including Section 4.7(e) or 9.10(a)), Arcus shall be deemed to have not delivered any Opt-Out Notice for such Optioned GLP Initial New Target Program pursuant to Section 4.7(a) and shall be responsible for fifty percent (50%) of all Research and Development Costs incurred by or on behalf of Gilead or its Affiliates in conducting such Optioned GLP Initial New Target Program anywhere in the world (provided that, notwithstanding anything to the contrary in Section 3.5(c)(iii), (1) Arcus shall be responsible for [***], and (2) Gilead shall be responsible for [***], and (D) Gilead shall deliver to Arcus, [***], any material updates to [***]; provided that, in the case of this clause (D), Gilead shall be deemed to have delivered to Arcus, [***], (x) material updates to [***] through the [***] and (y) material updates to [***] through the [***]. If Arcus fails to timely exercise the Profit Share Option in accordance with this Section 4.12(a), then the Profit Share Option shall expire and be of no further force or effect with respect to the applicable Optioned GLP Initial New Target Program.

(b) Notwithstanding anything to the contrary in this Agreement (including clause (A) in Section 4.12(a)), if Arcus exercises the Profit Share Option for an Optioned GLP Initial New Target Program and any Clinical Trial for an Optioned Molecule or Optioned Product in such Optioned GLP Initial New Target Program, or for a Gilead Combination containing or involving an Optioned Molecule in such Optioned GLP Initial New Target Program, is Initiated during the applicable Profit Share Option Exercise Period (any such Clinical Trial, a “Exercise Period Initiated Clinical Trial”), for each such Exercise Period Initiated Clinical Trial, [***].

(c) For each Optioned GLP Initial New Target Program, if Arcus delivers to Gilead the Profit Share Notice for such Optioned GLP Initial New Target Program during the applicable Profit Share Option Exercise Period in accordance with Section 4.12(a), then, notwithstanding anything to the contrary in Section 4.1(a) or 7.2(a), no later than [***] days after such delivery of the Profit Share Notice, (i) the Parties shall [***], (ii) the JDC or a Working Group thereof designated by the JDC shall prepare and submit to the JSC for review and approval the R&D Plan and Budget for such Optioned GLP Initial New Target Program, including [***] and (iii) the JMC shall prepare and submit to the JSC for review and approval the Global Manufacturing Plan and Budget, including [***]. Upon the JSC’s approval of the R&D Plan and Budget for such Optioned GLP Initial New Target Program as set forth in the foregoing sentence, such R&D Plan and Budget shall supersede [***]. Notwithstanding anything to the contrary in this Agreement, for the purposes of estimating and calculating Research and Development Costs for any Optioned GLP Initial New Target Program, Gilead’s [***].

(d) For clarity, notwithstanding anything to the contrary herein, [***].”

(k)
Solely with respect to each Optioned GLP Initial New Target Program, Section 6.3 is hereby deleted in their entirety and replaced by the following:

“6.3 Commercialization Activities for Optioned GLP Initial New Target Program. [***].”

(l)
The following is hereby added to the Agreement as a new Section 7.4:

“7.4 Manufacturing Activities for Optioned GLP Initial New Target Programs. Notwithstanding anything to the contrary in this Agreement, with respect to each Optioned GLP Initial New Target Program, as between the Parties, Gilead shall have the sole right for, at its sole expense (except in the event of Arcus’ exercise of its Profit Share Option for such Optioned GLP Initial New Target Program), all Manufacturing and supply of Optioned Molecules and Optioned Products in such Optioned GLP Initial New Target Program in or for the Gilead Territory, [***].”

11.
Addition of Upfront Payments for New Target Programs. Section 9.1 of the Agreement is hereby deleted in its entirety and replaced with the following:

“9.1 Upfront Consideration.

(a) In partial consideration of the licenses and the other rights granted to Gilead hereunder, Gilead shall pay to Arcus a non-refundable, non-creditable upfront cash payment of One Hundred Seventy-Five Million Dollars ($175,000,000) (the “Upfront Consideration”) no later than [***] Business Days after the Effective Date.

(b) In partial consideration of the licenses and the other rights granted to Gilead with respect to New Target Programs hereunder, Gilead shall pay to Arcus a non-refundable, non-creditable upfront cash payment of (i) Thirty-Five Million Dollars ($35,000,000) no later than [***] days after the Amendment No. 2 Execution Date, and (ii) for each Additional New Target, Seventeen Million and Five Hundred Thousand Dollars ($17,500,000) no later than [***] days after the initiation of Arcus R&D Activities for such Additional New Target as notified by Arcus in accordance with Section 3.1(c)(ii)(D). For clarity, [***].”

12.
Addition of Option and Option Extension Payments for New Target Programs; Pre-Option Manufacturing Costs.

(a) Section 9.2(a) of the Agreement is hereby deleted in its entirety and replaced with the following:

“(a) Option Payment for Arcus Programs. (i) For each Optioned Program other than (A) the PD-1 Program, (B) the TIGIT Program, (C) the Adenosine Receptor Program, (D) the CD73 Program, (E) any Target Program and (F) any Optioned New Target Program on which Gilead exercises the New Target Option during the applicable Initial Option Exercise Period, Gilead shall pay to Arcus an amount equal to One Hundred Fifty Million Dollars ($150,000,000), (ii) for the TIGIT Program, if Gilead exercises its Option during the Option Exercise Period for AB154, then Gilead shall pay to Arcus an amount equal to Two Hundred Seventy-Five Million Dollars ($275,000,000), and if Gilead exercises its Option during the Option Exercise Period for AB308, then Gilead shall pay to Arcus an amount equal to One Hundred Fifty Million Dollars ($150,000,000), (iii) for the Adenosine Receptor Program, Gilead shall pay to Arcus an amount equal to Two Hundred Fifty Million Dollars ($250,000,000), and (iv) for the CD73 Program, Gilead shall pay to Arcus an amount equal to Two Hundred Million Dollars ($200,000,000) (each such payment, an “Option Payment”), in each case, within thirty (30) days after the applicable Arcus Program has become an Optioned Program pursuant to Section 8.3.”

(b) The following is hereby added to the Agreement as a new Section 9.2(c):

“(c) Option Payment for New Target Programs. For each New Target Program on which Gilead exercises the New Target Option during the applicable Initial Option Exercise Period, (i) if such New Target Program is with respect to a New Target in the Inflammation Therapeutic Area, Gilead shall pay to Arcus an amount equal to [***] within [***] days after such New Target Program has become an Optioned Program pursuant to Section 8.3 of this Agreement, and (ii) if such New Target Program is with respect to a New Target in the Oncology Therapeutic Area, Gilead shall pay to Arcus an amount equal to [***] within [***] days after such New Target Program has become an Optioned Program pursuant to Section 8.3 of this Agreement.”

(c) The following is hereby added to the Agreement as a new Section 9.2(d):

“(d) Payment for Profit Share Option. For each Optioned GLP Initial New Target Program on which Arcus exercises the Profit Share Option, Arcus shall pay to Gilead an amount equal to [***] (“Profit Share Option Exercise Fee”) within [***] days after Arcus’ delivery of the applicable Profit Share Notice in accordance with Section 4.12(a).”

(d) The following is hereby added to the Agreement as a new Section 9.2(e):

“(e) Option Extension Payment for New Target Programs for Initial New Targets. Except as set forth in the last sentence of Section 3.1(c)(vi), for each New Target Program for an Initial New Target for which Gilead has delivered a New Target Option Extension Notice, Gilead shall pay to Arcus an amount equal to [***] (“Option Extension Payment”) within [***] days after [***].”

(e) The following is hereby added to the Agreement as a new Section 9.10(e):

“(e) Development Manufacturing Costs for New Target Programs Optioned During Initial Option Exercise Period. Subject to Sections 3.1(c)(viii), 3.5(c)(iii), 4.12, 9.10(b) and 9.12 and any other relevant terms in this Section:

(i) for each Optioned GLP Initial New Target Program, Gilead shall be responsible for [***]; provided that, in the event Arcus exercises the Profit Share Option on such Optioned GLP Initial New Target Program, effective as of the delivery of the applicable Profit Share Notice, Gilead shall be responsible for [***], and Arcus shall be responsible for [***], of [***]; and

(ii) for each Optioned New Target Program for an Additional New Target on which Gilead exercises the New Target Option during the Initial Option Exercise Period, Gilead shall be responsible for [***], and Arcus shall be responsible for [***], of all [***].”

13.
Addition of Milestone Payments for Royalty D Programs. Solely with respect to each Optioned GLP Initial New Target Program on which Arcus has not exercised the Profit Share Option (each, a “Royalty D Program”):

(a) The heading of Section 9.4 is hereby deleted in its entirety and replaced with the following: “Milestones.”

(b) The following is hereby added to the Agreement as a new Section 9.4(d):

“(d) Development Milestone Payments for Royalty D Programs. For each Royalty D Program, Gilead shall pay Arcus, within [***] days after each of the following milestone events is first achieved, the corresponding milestone payment specified below.

Milestone Payment
Milestone Event	[***]	[***]	[***]

[***]	[***]	[***]	[***]

For clarity, (i) for each Royalty D Program, each milestone payment in this Section 9.4(d) shall be payable only upon the first achievement of such milestone event and no amounts shall be due for subsequent or repeated achievements of such milestone event, whether for the same or a different Optioned Product, and (ii) the maximum milestone payments due by Gilead under this Section 9.4 for a Royalty D Program shall be [***].”

(c) The following is hereby added to the Agreement as a new Section 9.4(e):

“(e) Commercial Sales Milestone Payments for Royalty D Programs. For each Royalty D Program, Gilead shall pay Arcus the following sales milestone payments when the aggregate Net Sales of all Optioned Products in such Royalty D Program across all Indications in the Gilead Territory in a given Calendar Year first reach the dollar values indicated below during the Term. Sales milestone payments under this Section 9.4(e) will be payable by Gilead to Arcus together with the reporting and payment of Royalties to Arcus under Section 9.6 for the Calendar Quarter in which the applicable Net Sales threshold was achieved.

Aggregate Net Sales of Optioned Products in such Royalty D Program in a Given Calendar Year	Payment
[***]	[***]

For clarity, (i) for each Royalty D Program, each milestone payment in this Section 9.4(e) shall be payable only upon the first achievement of such milestone event and no amounts shall be due for subsequent or repeated achievements of such milestone event, and (ii) the maximum milestone payments due by Gilead under this Section 9.4 for a Royalty D Program shall be [***]”

14.
Royalty Rate Amendment. Section 9.5(a) of the Agreement is hereby amended to add the following:

“With respect to each Royalty D Program, the Parties agree that, subject to the terms of this Agreement (including Sections 9.5(c), (d), (e) and (f)), the following Royalty Rate Table D applies:

Royalty Rate Table D

Aggregate Net Sales of each Optioned Product in a Royalty D Program in the Gilead Royalty Territory in a Calendar Year	Royalty Rate
[***]	[***]
15.
Structures of Arcus Molecules. Section 11.5(e) of the Agreement is hereby deleted in its entirety and replaced with the following:

16.
“(e) Structures of Arcus Molecules. [***].”
17.
Termination at Will. Each instance of the term “Arcus Program or Target Program” in Section 14.3(a) is hereby deleted and replaced with “Arcus Program, Target Program or New Target Program.”
18.
Consequences of Termination of the Collaboration Term. Section 14.3(b)(iii) of the Agreement is hereby deleted in its entirety and replaced with the following:

“(iii) Consequences of Expiration or Termination of the Collaboration Term.

(A) Initial Disclosure. Within [***] days after expiration or termination of the Collaboration Term, Arcus shall deliver to Gilead, with respect to each Arcus Program, Target Program or New Target Program that is not an Arcus Program, a written notice including instructions and credentials with which Gilead may access a Data Room containing the data and information (existing and available as of the date of Arcus’s notice) with respect to each Arcus Molecule.

(B) Interim Disclosure of Qualifying Data Package(s). With respect to each Arcus Molecule, if the data and information provided pursuant to Section 14.3(b)(iii)(A) do not constitute a Qualifying Data Package (as determined by the JSC, including pursuant to Section 2.5(b)(i)(C) or Section 15.2(b)), then, until [***] months after expiration or termination of the Collaboration Term, Arcus shall deliver to Gilead via the applicable Data Room a Qualifying Data Package (as determined by the JSC, including pursuant to Section 2.5(b)(i)(C) or Section 15.2(b)) promptly upon the required data and information for such Qualifying Data Package becoming available to Arcus; provided that, notwithstanding anything to the contrary in this Agreement:

(x) with respect to each Arcus Molecule Directed To a Selected Target, if the data and information provided pursuant to Section 14.3(b)(iii)(A) do not constitute a Target Program Data Package (as determined by the JSC, including pursuant to Section 2.5(b)(i)(C) or Section 15.2(b)), then, until [***] months after expiration or termination of the Collaboration Term, Arcus shall deliver to Gilead via the applicable Data Room a Target Program Data Package (as determined by the JSC, including pursuant to Section 2.5(b)(i)(C) or Section 15.2(b)) promptly upon the required data and information for such Target Program Data Package becoming available to Arcus, and

(y) with respect to each Arcus Molecule in a New Target Program that is not an Arcus Program, if the data and information provided pursuant to Section 14.3(b)(iii)(A) do not constitute an Initial Data Package (as determined by the JSC, including pursuant to Section 2.5(b)(i)(C) or Section 15.2(b)), then, until [***] months after expiration or termination of the Collaboration Term, Arcus shall deliver to Gilead via the applicable Data Room an Initial Data Package (as determined by the JSC, including pursuant to Section 2.5(b)(i)(C) or Section 15.2(b)) promptly upon the required data and information for such Initial Data Package becoming available to Arcus.

(C) Final Disclosure. With respect to each Arcus Molecule, if Arcus has not delivered a Qualifying Data Package to Gilead pursuant to Section 14.3(b)(iii)(A) or Section 14.3(b)(iii)(B) as of [***] months after expiration or termination of the Collaboration Term, Arcus shall deliver to Gilead via the applicable Data Room all data and information with respect to such Arcus Molecule in the possession or Control of Arcus at such time; provided that, notwithstanding anything to the contrary in this Agreement:

(x) with respect to each Arcus Molecule Directed To a Selected Target, if Arcus has not delivered a Target Program Data Package to Gilead pursuant to Section 14.3(b)(iii)(A) or Section 14.3(b)(iii)(B) as of [***] months after expiration or termination of the Collaboration Term, Arcus shall deliver to Gilead via the applicable Data Room all data and information with respect to such Arcus Molecule Directed to a Selected Target in the possession or Control of Arcus at such time, and

(y) with respect to each Arcus Molecule in a New Target Program that is not an Arcus Program, if Arcus has not delivered an Initial Data Package to Gilead pursuant to Section 14.3(b)(iii)(A) or Section 14.3(b)(iii)(B) as of [***] months after expiration or termination of the Collaboration Term, Arcus shall deliver to Gilead via the applicable Data Room all data and information with respect to such Arcus Molecule in the possession or Control of Arcus at such time.

(D) Option Exercise.

(x) With respect to each Arcus Program, the Option Exercise Period (or, in the case of an Arcus Program that is a New Target Program for an Initial New Target, New Target Option Exercise Period) shall be deemed to begin upon the earlier of (1) the date of the JSC’s determination (including pursuant to Section 2.5(b)(i)(C) or Section 15.2(b)) that Arcus has delivered to Gilead a Qualifying Data Package pursuant to Section 14.3(b)(iii)(A) or Section 14.3(b)(iii)(B), and (2) [***] months after expiration or termination of the Collaboration Term, provided that as of such time Arcus has delivered to Gilead of the data and information required pursuant to the first sentence of Section 14.3(b)(iii)(C), and shall end upon (I) if such Arcus Program is not a New Target Program, the earlier to occur of the events set forth in Sections 8.3(b)(ii)(A) and 8.3(b)(ii)(B) (provided that the delivery to Gilead of the data and information required pursuant to the first sentence of Section 14.3(b)(iii)(C) shall be deemed delivery of a Qualifying Data Package for purposes of Section 8.3(b)(ii)(B)), or (II) if such Arcus Program is a New Target Program for an Initial New Target, the expiration of the applicable Extended Option Exercise Period (provided that the delivery to Gilead of the data and information required pursuant to the first sentence of Section 14.3(b)(iii)(C) shall be deemed delivery of a Qualifying Data Package for purposes of Section 3.1(c)(v)). During such Option Exercise Period, Gilead shall have the right to exercise the Option (or, in the case of an Arcus Program that is a New Target Program for an Initial New Target, New Target Option) for the applicable Arcus Program in accordance with ARTICLE VIII.

(y) Notwithstanding anything to the contrary in this Agreement, with respect to each Target Program, the Selected Target Option Exercise Window shall be deemed to begin upon the earlier of (1) the date of the JSC’s determination (including pursuant to Section 2.5(b)(i)(C) or Section 15.2(b)) that Arcus has delivered to Gilead a Target Program Data Package pursuant to Section 14.3(b)(iii)(A) or Section 14.3(b)(iii)(B), and (2) [***] months after expiration or termination of the Collaboration Term, provided that as of such time Arcus has delivered to Gilead of the data and information required pursuant to Section 14.3(b)(iii)(C)(x), and shall end upon the earlier to occur of (x) Gilead’s written exercise notice to Arcus or (y) [***] days after the occurrence of the earlier of (1) or (2) (provided that the delivery to Gilead of the data and information required pursuant to Section 14.3(b)(iii)(C)(x) shall be deemed delivery of a Target Program Data Package for purposes of Section 8.3(b)(ix)). During such Selected Target Option Exercise Window, Gilead shall have the right to exercise the option for the applicable Target Program in accordance with ARTICLE VIII and other terms of this Agreement applicable to such option exercise shall survive the expiration or termination of the Collaboration Term for such purpose.

(z) Notwithstanding anything to the contrary in this Agreement, with respect to each New Target Program that is not an Arcus Program, the New Target Option Exercise Period shall be deemed to begin upon the earlier of (1) the date of the JSC’s determination (including pursuant to Section 2.5(b)(i)(C) or Section 15.2(b)) that Arcus has delivered to Gilead an Initial Data Package pursuant to Section 14.3(b)(iii)(A) or Section 14.3(b)(iii)(B), and (2) [***] months after expiration or termination of the Collaboration Term, provided that as of such time Arcus has delivered to Gilead the data and information required pursuant to Section 14.3(b)(iii)(C)(y), and shall end upon the earlier of Gilead’s written exercise notice to Arcus or [***] after the occurrence of the earlier of (1) or (2) (provided that the delivery to Gilead of the data and information required pursuant to Section 14.3(b)(iii)(C)(y) shall be deemed delivery of an Initial Data Package for purposes of Section 3.1(c)(v)(A)). During such New Target Option Exercise Period, Gilead shall have the right to exercise the New Target Option for the applicable New Target Program in accordance with ARTICLE VIII and other terms of this Agreement applicable to such option exercise shall survive the expiration or termination of the Collaboration Term for such purpose.

(E) Exception for Certain Pre-Clinical Programs. Notwithstanding Sections 14.3(b)(iii)(A), 14.3(b)(iii)(B) and 14.3(b)(iii)(C), Arcus shall not be obligated pursuant to this Section 14.3(b) to provide any information or data developed, created or otherwise made from any program that was not an Arcus Program, Target Program or New Target Program as of the expiration or termination of the Collaboration Term. For clarity, with respect to a New Target Program existing as of the effective date of the expiration or termination of the Collaboration Term, until [***] months after such expiration or termination, Arcus shall use commercially reasonable efforts to conduct Arcus R&D Activities with respect to such New Target Program in accordance with Sections 3.1(c)(ii) (other than subsection (B) thereof), 3.1(c)(iii) and 3.1(c)(v) through 3.1(c)(viii) and other applicable terms of this Agreement, which shall survive the expiration or termination of the Collaboration Term for such purpose.”

19.
Effects of Termination of the Agreement. Section 14.7(b) of the Agreement is hereby deleted in its entirety and replaced with the following:

“(b) Arcus Programs, Target Programs and New Target Programs. In the case of a termination of this Agreement with respect to any Arcus Program, Target Program, New Target Program or Arcus Product, all rights and licenses granted to Gilead under this Agreement with respect to such Arcus Program, Target Program, New Target Program or Arcus Product (including with respect to the Arcus Molecule that is included in such Arcus Product), as applicable, shall terminate.”

20.
Target Program Data Package Decision Making. Each instance of the term “Qualifying Data Package or Target Program Data Package” in Section 2.5(b)(i)(C) or Section 15.2(b) is hereby deleted and replaced with “Qualifying Data Package, Target Program Data Package or Initial Data Package.”

21.
Press Release; Publication of Data. The Parties agree that the terms of this Amendment No. 2 are the Confidential Information of both Parties, subject to the special authorized disclosure provisions set forth in Section 13.2 and Section 13.3 of the Agreement. The Parties have agreed to make a joint press release of the execution of this Amendment No. 2 in a mutually agreed form.
22.
Entire Agreement. This Amendment No. 2 (including the Exhibits hereto), together with the Agreement (including the Appendices, Schedules and Exhibits thereto) and the Ancillary Agreements, sets forth the complete, final and exclusive agreement and all the covenants, promises, agreements, warranties, representations, conditions and understandings between the Parties with respect to the subject matter hereof and thereof and supersedes all prior agreements and understandings between the Parties existing as of the Amendment No. 2 Execution Date with respect to the subject matter hereof and thereof. There are no covenants, promises, agreements, warranties, representations, conditions or understandings, either oral or written, between the Parties other than as are set forth herein and therein. No subsequent alteration, amendment, change or addition to this Amendment No. 2 shall be binding upon the Parties unless reduced to writing and signed by an authorized representative of each Party.
23.
Miscellaneous. This Amendment No. 2 shall be made part of the Agreement and governed by all of its terms (as specifically amended by this Amendment No. 2), including, without limitation, Sections 15.1(a) and (b), 15.2(a), (c) and (e), 15.3 – 15.6, 17.2, 17.4, 17.5, 17.8 – 17.13 of the Agreement which are incorporated herein by reference (treating any reference to “Agreement” therein as a reference to “Amendment No. 2” instead). Except as specifically amended by this Amendment No. 2, the terms and conditions of the Agreement shall remain in full force and effect. This Amendment No. 2 may be executed by facsimile (including a PDF image delivered via e-mail) or electronically transmitted signatures and such signatures shall be deemed to bind each Party hereto as if they were original signatures.

[Signature page follows]

IN WITNESS WHEREOF, the Parties have executed this Amendment No. 2 in duplicate originals by their duly authorized officers as of the Amendment No. 2 Execution Date.

	ARCUS BIOSCIENCES, INC.		GILEAD SCIENCES, INC.
By:	/s/ Terry Rosen	By:	/s/ Andrew Dickinson
Name:	Terry Rosen	Name:	Andrew Dickinson
Title:	CEO	Title:	Chief Financial Officer

[Signature Page to Amendment No. 2 to Option, License and Collaboration Agreement]